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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 10, 2004
                                                        -----------------


                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Delaware                     0-25852                  23-2771475
  ---------------              ----------------         ------------------
  (State or Other              (Commission File           (I.R.S. Employer
  Jurisdiction of                  Number)              Identification No.)
   Incorporation)

                    2810 Bunsen Avenue
                   Ventura, California                     93003
         ----------------------------------------        ---------
         (Address of Principal Executive Offices)        (Zip Code)




        Registrant's telephone number, including area code (805) 339-0375
                                                          ----------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

         99.1  Press Release dated August 10, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2004, we issued a press release announcing second quarter 2004 earnings. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MED-DESIGN CORPORATION
                                                 (Registrant)


                                          By /s/ Lawrence Ellis
                                             -------------------------
                                             Lawrence Ellis
                                             Chief Financial Officer



Dated: August 10, 2004


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                                  Exhibit Index
                                  -------------


         Exhibit
         -------
         99.1              Press Release dated August 10, 2004